UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2010
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01. Regulation FD Disclosure.

Trustmark Corporation Chairman and CEO Richard G. Hickson will address analysts and investors attending the Sandler O’Neill & Partners, L.P., East Coast Financial Services Conference at The Fairmont Turnberry Isle, Aventura, Florida, Thursday, November 11, 2010 at 11:30 a.m. Eastern Time (10:30 a.m. Central Time).

Interested parties may access a live listen-only webcast of Hickson’s comments and follow his slide presentation by visiting our website at www.trustmark.com and selecting the Events and Presentations option in the Investor Relations section. The presentation will be archived and available for thirty days after the conference concludes.

Trustmark Corporation is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Louis E. Greer, Treasurer and Principal Financial Officer (601-208-2310), and F. Joseph Rein, Jr., Senior Vice President (601-208-6898). Trustmark’s media contact is Melanie A. Morgan, Senior Vice President (601-208-2979).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Presentation to the East Coast Financial Services Conference by Richard G. Hickson on November 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	November 10, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Presentation to the East Coast Financial Services Conference by Richard G. Hickson on November 11, 2010